SCHEDULE 14A
                                (Rule 14a-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of  the  Commission Only (as permitted by Rule 14a-6
      (e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Solicitation Material Pursuant  to Section  240.14a-11(c) or  Section 240.
      14a-12

                       AVALON CORRECTIONAL SERVICES, INC.
--------------------------------------------------------------------------------
                  (Name of registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):
      |X|   No fee required.
      |_|   Fee computed  on  table  below  per exchange  Act Rules 14a-6(i) (1)
            and 0-11.
      1)    Title of each class of securities to which transaction applies:
      --------------------------------------------------------------------------
      2)    Aggregate number of securities to which transaction applies:
      --------------------------------------------------------------------------
      3)    Per  unit  price or other underlying  value of  transaction computed pursuant to Exchange  Act  Rule  0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
      --------------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:
      --------------------------------------------------------------------------
      5)    Total fee paid:
      --------------------------------------------------------------------------
      |_|   Fee paid previously with preliminary materials.
      |_|   Check box if any part of the fee is offset as provided  by  Exchange
            Act Rule 0-11(a)(2) and identify for which  the  offsetting fee  was paid  previously.  Identify  the  previous  filing  by  registration statement  number, or  the Form  or  Schedule  and  the  date of its filing.
      1)    Amount Previously Paid:
      --------------------------------------------------------------------------
      2)    Form, Schedule or Registration Statement No.:
      --------------------------------------------------------------------------
      3)    Filing Party:
      --------------------------------------------------------------------------
      4)    Date Filed:
      --------------------------------------------------------------------------

                      AVALON CORRECTIONAL SERVICES, INC.
                             13401 Railway Drive
                           Oklahoma City, OK 73114
                          Telephone: (405) 752-8802
                           Toll Free 1-800-919-9113
                          www.avaloncorrections.com
                                ______________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD MAY 21, 2003
                                ______________
To the Shareholders:
     Notice is hereby given that the 2003 Annual Meeting of Shareholders of Avalon Correctional Services, Inc. (The "Company") will be held at Sheraton Four Points Hotel located at 6300 East Terminal Drive, Oklahoma City, Oklahoma on Wednesday, May 21, 2003, at 10:00 A.M. local time, for the following purposes:

     1. To elect one director to serve for a three year term and until the election and qualification of that director's successor.

      2. To ratify the appointment of Grant Thornton L.L.P., independent certified public accountants, as auditor to examine the financial statements of the Company for the year ending December 31, 2003.

      3. To consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 4, 2003, as the record date for the determination of shareholders entitled to notice and to vote. Such shareholders may vote in person or by proxy. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours, during a 10-day period preceding the date of the meeting, at the executive office of the Company, 13401 Railway Drive, Oklahoma City, Oklahoma 73114.

     Shareholders are invited to attend the meeting in person. Whether or not you plan on attending the meeting in person, it is important that your shares be represented and voted at the meeting in accordance with your instructions. Therefore, you are urged to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, shareholders of record may vote electronically over the internet at www.computershare.com/us.

                                                /s/ Randall J.  Wood
April 10, 2003                                  Randall J.  Wood
                                                Corporate Secretary

                    AVALON CORRECTIONAL SERVICES, INC.
                             ________________

                              PROXY STATEMENT
                             ________________

                            GENERAL INFORMATION


     This Proxy Statement together with the Annual Report on Form 10-KSB are being furnished to Shareholders by the Board of Directors of Avalon Correctional Services, Inc., (the "Company") for the Annual Meeting of Shareholders to be held at Sheraton Four Points Hotel located at 6300 East Terminal Drive, Oklahoma City, Oklahoma on May 21, 2003, at 10:00 a.m. local time. The Company's Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

     The close of business on April 4, 2003, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On March 31, 2003, there were outstanding and entitled to vote 4,895,002 Shares of Common Stock. Each Share of Common Stock (the "Shares") is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such Shares, see "Voting Securities and Principal Holders Thereof" below.

     The Company's principal executive office is located at 13401 Railway Drive, Oklahoma City, Oklahoma 73114. The company's website is www.avaloncorrections.com. The Notice of Annual Meeting and Proxy Statement and the 2002 Annual Report are available on the Company website at www.avaloncorrections.com/investor.asp.

     This Proxy Statement is being furnished to Shareholders on or about April 11, 2003.

                 SOLICITATION OF PROXIES AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Corporation's common stock is necessary to constitute a quorum at the Annual Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.

     A proxy for use at the annual meeting and a return envelope are enclosed. Subject to the rights of shareholders to revoke their proxies, the shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein. Proxies on which no voting instructions are indicated will be voted FOR the election of the nominee for director and FOR the appointment of Grant Thornton, L.L.P. as auditors and in the best judgment of proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Nevada law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

     Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Annual Meeting by giving written notice to the Secretary of the Corporation or by attending the Annual Meeting and voting in person.

     The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Corporation. The Corporation does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Annual Meeting.

                           ELECTION OF DIRECTOR
                              (Proposal One)

     The by-laws of the Corporation as amended by the Board of Directors and as ratified by the Shareholders provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders. The by-laws provide that the Board members are divided into three classes of directors with the term of office of one class expiring each year. Staggered terms for Directors are considered anti-takeover in nature, inhibiting a change in control of the Corporation and so possibly reduce the value of the stock to anyone attempting to acquire control of the Corporation. At present, the Board of Directors consists of five members, Donald E. Smith, Charles Thomas, Ph.D., Robert O. McDonald, Mark S. Cooley and James P. Wilson. One director class representing one position on the Board of Directors is to be voted on by the Shareholders.

     In the 2000 annual meeting, Mr. Cooley was elected to serve a three year term. He has been nominated for re-election to fill the same position on the Board of Directors with a term expiring in 2006. Should Mr. Cooley become unable to serve, proxies may be voted for another person designated by management or the Board. Mr. Cooley has advised that he will serve if elected. In the 2002 annual meeting, Messrs. Smith and Wilson were elected to serve three year terms. In the 2001 annual meeting Mr. McDonald was elected to serve a three year term. In the 2001 annual meeting Dr. Charles Thomas was elected to fill the vacancy created by the retirement of former Board member Jerry Sunderland. Board members Messrs. Smith, Wilson, McDonald and Dr. Thomas are not being voted on at this year's meeting because their terms extend beyond this year.

The Board of Directors recommends a vote FOR the re-election of Mark S. Cooley as Director for a term expiring at the 2006 Annual Meeting.

                   Certain Information Regarding Nominee

     The name of the nominee, his age as of the date of the Annual Meeting, the date he first became a director, his principal occupation during at least the past five years, certain other directorships held and certain other biographical information is as set forth below.

Name of Nominee   Age   Current Position(s)  Term nominated to Serve    Director
                                                                        Since

Mark S. Cooley    45    Director             Three years                1998

     Mark S. Cooley was appointed as a Director of Avalon in January 1998 and elected to a two year term in the 1998 annual meeting. Mr. Cooley was re-elected in 2000 to an additional three year term. Mr. Cooley is a Principal of Cooley & Company and Pro Trust Equity Partners. Mr. Cooley was with Citicorp and Chemical Bank for twelve years in their Corporate Finance Divisions in New York and Denver. Mr. Cooley received his Bachelors degree in Economics from DePauw University and an MBA in Finance from Indiana University.

                                 Directors

The Company's current directors and director nominees are:

     Name                                Age   Position(s) with the Company

     Donald E. Smith ....................50    Chief Executive Officer, Director
     Robert O. McDonald .................65    Director
     Mark S.  Cooley ....................45    Director
     James P. Wilson.....................44    Director
     Charles Thomas, Ph.D................60    Director

     The following is a brief description of the business experience during the past five years of each of the above-name persons (information concerning Mark
S. Cooley is set forth above):

     Donald E. Smith is the founder of the Company's operations and has served as the Chief Executive Officer of Avalon and its subsidiaries since their inception. Mr. Smith has owned, managed and developed a number of private corporations since 1985 to provide private corrections, health care and other related services. Mr. Smith received a Bachelor of Science degree in 1974 from Northwestern State College. Mr. Smith was employed by Arthur Andersen & Co. for seven years prior to founding the Company.

     Robert O. McDonald was appointed as a Director of Avalon in October, 1994 and elected at the 1995 Annual Meeting. Mr. McDonald is Chairman of the Board of Directors of Capital West Securities and its parent, Affinity Holding Corp. Mr.

McDonald started his investment career in 1961 with Allen and Company and left in 1967 to form McDonald Bennahum and Co., which later joined with Ladenburg Thalmann and Co. where Mr. McDonald was a Senior Partner. Mr. McDonald joined Planet Oil Mineral Corporation in 1971 and became president in 1973. From 1975 until 1993, Mr. McDonald was affiliated with Stifel Nicolaus & Company and headed its municipal syndicate effort. Mr. McDonald received a Bachelor's Degree in Finance from the University of Oklahoma in 1960. He also served as an Officer in the United States Army and Army Reserve.

     James P. Wilson was appointed as an interim Director of Avalon in September 1998, and elected by the shareholders at the 1999 annual meeting. Mr. Wilson is a managing partner in the investment firm of Rice, Sangalis, Toole & Wilson. Prior to founding Rice, Sangalis, Toole & Wilson, Mr. Wilson was a vice president with First Texas Merchant Banking Group, and was also an audit manager with Arthur Young & Co. Mr. Wilson received a BBA degree from Texas A&M University, and is a Certified Public Accountant.

     Charles W. Thomas, Ph.D. was appointed as a Director-elect of Avalon in December 2000, and elected as a director at the 2001 shareholder meeting. Dr. Thomas received his B.S. degree from McMurry University in 1966 and his M.A. and Ph.D. degrees from the University of Kentucky in, respectively, 1969 and 1971. After serving on the faculty of Virginia Commonwealth University, the College of William and Mary, and Bowling Green State University, he became a Professor of Criminology at the University of Florida in 1980. He retired from his academic position in 1999. From 1997-2000, Dr. Thomas was a member of the board of directors of Prison Realty Trust. He is now Vice President for Quality Assurance at ConnectGov, Inc., a privately held corporation that specializes in computer-based training and distance learning programs.

      VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of March 31, 2003, information concerning the beneficial ownership of the Company's Class A Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) each of the executive officers of the Company and (iv) all directors and executive officers as a group. To the best of the Company's knowledge, each of the persons named in the table has sole voting and investment power with respect to all the shares of Common Stock beneficially owned by such person as set forth opposite such person's name except as otherwise noted.

                                           Amount and
                                            Nature of
                                           Beneficial
                                         Ownership of
Name & Address                                 Common     Percent   Total Voting
                                                Stock   of Class1    Percentage2
                                                -----   ---------    -----------
Donald E. Smith3
13401 Railway Drive                         1,839,537      29.62%         19.79%
Oklahoma City, OK 73114

RSTW Partners III4
5847 San Felipe, Suite 4350                 1,632,448       26.28%        33.14%
Houston, TX 77057

Robert O. McDonald5
3316 Preston Drive                             75,310        1.21%          *
Oklahoma City, OK 73120


Mark S.  Cooley6
385 Inverness Drive South, Suite 460           20,010          *            *
Englewood, CO 80112


--------

1 Percentage calculated based on total beneficial ownership in relation to total outstanding shares plus total presently exercisable options and warrants. Shares outstanding (4,895,002) plus options and warrants equal 6,210,456 beneficially owned shares.

2 Percentage calculated based upon actual shares owned in relation to total shares issued and outstanding.

3 Includes 30,771 shares owned by Mr. Smith's children as well as 750,000 shares issuable upon exercise of certain warrants received as a consequence of the guarantee of corporate indebtedness and 120,900 shares to Mr. Smith issuable within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

4 James P. Wilson is a managing partner of RSTW Partners III L.P. Mr. Wilson disclaims any beneficial interest in the shares represented. The shares represented include 10,000 shares issuable to RSTW Partners III L.P. within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

5 Includes 75,310 shares issuable to Mr. McDonald within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

6 Includes 20,100 shares issuable to Mr. Cooley within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

Charles W. Thomas, Ph.D7
102 Woodmont Blvd., Suite 610                  17,500     *          *
Nashville, TN 37205

James Saffle8
13401 Railway Drive                             7,500     *          *
Oklahoma City, OK 73114

Randall J.  Wood9
13401 Railway Drive                            33,210     *          *
Oklahoma City, OK 73114

Tiffany Smith10
13401 Railway Drive                            83,650   1.35%        *
Oklahoma City, OK 73114

Lloyd Lovely11
13401 Railway Drive                             8,700     *          *
Oklahoma City, OK 73114

Eric S. Gray12
13401 Railway Drive                            25,510     *          *
Oklahoma City, OK 73114

Patrick Sullivan13
13401 Railway Drive                             1,000     *          *
Oklahoma City, OK 73114

--------

7 Includes 17,500 shares issuable to Dr. Thomas within 60 days upon exercise of vested options granted pursuant to the Compan's Stock Option Plan.

8 Includes 7,500 shares issuable to Mr. Saffle within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

9 Includes 33,210 shares issuable to Mr. Wood within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

10 Includes 78,800 shares issuable to Ms. Smith within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

11 Includes 8,000 shares issuable to Mr. Lovely within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

12 Includes 21,510 shares issuable to Mr. Gray within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

13 Includes 1,000 shares issuable to Mr. Sullivan within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.

All executive officers and directors as a group    3,744,375    60.29%    53.13%
 (11 persons)
 __________________

*  Less than 1%.

Note: Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the powers to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.

                            EXECUTIVE OFFICERS

The Company's current executive officers are:


      Name                          Age            Position(s) with the
                                                   Company
Donald E. Smith                      50            Chief Executive Officer, and
                                                   Chairman of the Board

James L. Saffle                      50            President

Randall J. Wood                      45            Corporate
                                                   Secretary, Vice President
                                                   and Counsel

Tiffany Smith                        35            Vice President of Corporate
                                                   Communications, Asst.
                                                   Corp. Secretary

Lloyd Lovely                         53            Vice President of Finance

Eric Gray                            46            Vice President and Counsel

Patrick Sullivan                     36            Vice President of Texas
                                                   Operations

Thomas Sullivan                      44            Vice President of Colorado
                                                   Operations
--------

                         Officers of the Company

     The following is a brief description of the business experience during the past five years of each of the above-name officers who are not Directors or Director nominees:

     James L. Saffle is President of the Company and its subsidiaries. Mr. Saffle oversees the Company's operating facilities throughout three states. Prior to joining the Company in 2001, Mr. Saffle retired as Director of the Oklahoma Department of Corrections, where he was instrumental in leading the department through tremendous growth and change. His distinguished career with the Oklahoma Department of Corrections began as a Corrections Officer and progressed through the positions of sergeant, lieutenant, training and safety officer, chief of security, deputy warden, and warden. He further served the department in the capacities of Southeastern Regional Director and Interim Director until ultimately being appointed as Director by the Oklahoma Board of Corrections. He earned his Bachelor of Science in Criminal Justice and Psychology, and a Masters of Science degree in Human Resources.

     Randall J. Wood joined Avalon in 1995 and serves as Corporate Secretary, Vice President and Corporate Counsel for the Company. Prior to joining the Company in 1995, Mr. Wood's practice was focused primarily in the field of real property and commercial litigation. Mr. Wood practiced with the firm of Stack & Barnes, P.C. for ten years, and was with the firm of Hammons, Vaught & Conner prior to joining the Company. Mr. Wood is a member of the Oklahoma Bar Association and is authorized to practice in Oklahoma Federal Courts and the Tenth Circuit Court of Appeals. Mr. Wood is responsible for the duties of the Corporate Secretary, management of legal matters, and compliance with government regulations for the Company and subsidiaries. Mr. Wood received a Bachelor of Science Degree from Oklahoma State University in 1980. Mr. Wood received his law degree from the University of Oklahoma in 1983.

     Tiffany Smith joined the Company in 1994 as the Public Information Officer and was promoted to Assistant Corporate Secretary for the Company in 1997 and to Vice President of Corporate Communications in 1999. Ms. Smith served for four years as Marketing Manager for Eagle Picher Industries, a New York Stock Exchange listed company, prior to joining Avalon. Ms. Smith has developed and is responsible for directing the Company's Corporate Communications and Public Relations department and implementing marketing strategies. Ms. Smith is the primary contact for the Company's shareholders and investors. Ms. Smith received a Bachelors Degree in Business Administration, Marketing and Management from Missouri Southern State College. Ms. Smith is the spouse of Donald Smith, Chief Executive Officer.

     Lloyd Lovely joined the Company as Vice President of Finance in March 2000. Mr. Lovely is a Certified Public Accountant and is primarily responsible for financial reporting and corporate administration for the Company. Prior to joining the company Mr. Lovely was Business Manager at the OU Health Sciences Center, Department of Dermatology. Mr.Lovely was a Controller at Professional HomeCare, Inc. from 1995 to 1999 and a Controller at Lyntone Belts from 1984 to

1995. From 1977 to 1984 Mr. Lovely was Senior Director of General Accounting at T.G. & Y. Stores Co., Inc. Mr. Lovely holds a Bachelor of Science Degree in Accounting and a Masters Degree in Business Administration from Central State University.

     Eric Gray joined the Company as Corporate Counsel in June 1999. Mr. Gray serves as Vice President and Corporate Counsel for the Company and is responsible for various administrative functions. Mr. Gray's responsibilities include pending litigation matters, contract review and State Law compliance issues. Mr. Gray is also responsible for special projects. Mr. Gray received a Bachelor's Degree in Political Science and Philosophy from the University of Pittsburgh in 1978 and the Degree of Juris Doctor with Distinction from Oklahoma City University in 1981. Mr. Gray was engaged in the private practice of law for 18 years prior to joining the Company.

     Patrick Sullivan joined the Company in 2001 as administrator of the Austin Transitional Center. Mr Sullivan currently serves as Vice President of Texas Operations. Mr. Sullivan has over fifteen (15) years of experience in the field of criminal justice and security operations. His expertise is in staff management, facility operations, and rehabilitative program and development and service delivery. He currently has administrative responsibility and oversight for the Company's Texas intermediate sanction secure and non-secure correctional facilities and a post- adjudication facility for juveniles located in San Angelo. He reviews facility incidents, employee investigations involving acts of misconduct, all employee disciplinary actions, and routinely meets with contracting agencies to discuss contractual strategies. Before joining Avalon, Mr. Sullivan was Vice President of Facility Operations, Unit Director for a Multi Use Secure Facility, Operations Director and Life Skills Coordinator for the Texson Management Group, Inc. Prior to Texson he held positions such as Captain of the Kyle Unit a medium secure prison, Assistant Shift Supervisor, and Correctional Officer for the Wackenhut Corrections Corporation. Mr. Sullivan attended Sam Houston University in Huntsville, Texas.

     Thomas Sullivan joined the Company in 2002 as Vice President of Colorado Operations. Mr. Sullivan is responsible for managing Avalon's four Colorado residential and day reporting operations. This includes Avalon's relationships with partners and contracting agencies, and customers that range from local corrections boards to the Colorado Department of Corrections. Mr. Sullivan is focused on ensuring that Avalon's Colorado operations are helping customers and agencies utilize Avalon's programs and alternative methods that deliver results in lowering inmate recidivism rates. Mr. Sullivan has held such positions as Corrections Officer and Count Officer for the Montana State Prison; Assistant Director for the Alpha Center, a 65- bed adult male community corrections facility; Parole Officer A for the Colorado Department of Corrections, Division of Adult Parole. He was then promoted to Regional Supervisor for the West Metro Region in the City and County of Denver. The West Metro Region supervises the largest concentration of parolees and inmates in the state as well as direct supervision over three (3) Community Corrections facilities. Mr. Sullivan is a Reserve Police Officer for the Denver Police Department and an Assigned Patrolman on a voluntary basis with assignments in the Gang Unit and the Narcotics Division. He holds a Bachelor of Science degree from the University of Hawaii.

 Information with Respect to Standing Committees of the Board and Meetings

     Four (4) meetings of the Board of Directors were held during the last fiscal year, which were attended by all of the Directors. Attendance fees of $1,000.00 per meeting were paid to Messrs. McDonald, Thomas and Cooley in connection with said meetings. The Board also took action by unanimous written consents in lieu of meetings on two occasions. Board members also serving as officers do not receive attendance fees for attendance at meetings.

     The Company does not utilize a compensation or nominating committee. However, the Board has appointed an audit committee consisting of Messrs. McDonald and Cooley and Dr. Thomas. All of the members of the audit committee are outside board members. The audit committee met three times during 2002 and took action by unanimous written consent in lieu of meeting on one occasion. Messrs. McDonald and Cooley were each paid $500.00 for each audit committee meeting. Dr. Thomas was appointed in December and was paid $500.00 for the December meeting. The audit committee recommends engagement of the Company's independent auditors and is primarily responsible for (1) the scope of the independent auditors' annual audit and their compensation, (2) the general policies and procedures of the Company with respect to accounting and financial controls and (3) any change in accounting principles, significant audit adjustments proposed by the auditors and any recommendations that the auditors may have with respect to policies and procedures.

                          Audit Committee Report

     The Audit Committee assists the Board of Directors in its oversight of Avalon Correctional Services, Inc.'s (the "Company") systems of internal control, the Company's preparation of its consolidated financial statements, the activities of the Company's internal auditing functions, the conduct of the annual audit of the Company and the relationship between the Company and its independent accountants. The Board of Directors of the Company, in its business judgment, in May 2000 determined that a majority of the members of the Committee are "independent," as required by the applicable listing standards of the NASDAQ. The Board of Directors (with the assistance of the Committee) has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). The Audit Committee operates pursuant to a Charter adopted by the Board on May 24, 2000.

     On December 12, 2002, Donald E. Smith, Chief Executive Officer of the Company, resigned from the Audit Committee. The Board of Directors appointed Dr. Charles Thomas as an independent member of the Audit Committee. All members of the Audit Committee have been determined by the Board of Directors, in its best business judgment, to be independent.

Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper annual audits and quarterly reviews of the Company's financial statements. The independent accountants express an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States of America and also provide a review report regarding the Company's interim financial statements. In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has considered whether the provision of all non-audit services by the independent accountants to the Company is compatible with maintaining the independent accountants' independence and has discussed with them their independence.

     Based upon the reports, review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, to be filed with the Securities and Exchange Commission.

The Audit Committee
Dr. Charles Thomas
Robert O. McDonald
Mark S. Cooley

                          Executive Compensation

     The following table sets forth the compensation paid or accrued during each of the years in the three years ended December 31, 2002, to the Company's Chief Executive Officer, Donald E. Smith and President, James Saffle.

                       Summary Compensation Table


            Annual Compensation           Long Term Compensation

Name and      Year   Salary       Bonus      Other      Securities    All Other
--------      ----   ------       -----      -----      ----------    ---------
Principal                                    Annual     Underlying    Compen-
---------                                    ------     ----------    -------
Position                                     Compen-   Options/SAR    sation15
--------                                     -------   -----------    --------
                                             sation14   Awards ( #)
                                             --------   -----------
Donald E.     2002   $90,000           $0        $683           0     $338
Smith,        2001   $88,846      $20,000      $1,476      10,000     $408
CEO           2000   $60,000                   $1,309      35,000     $225


James Saffle, 2002   $125,000          $0      $6,533       7,500     $195
President

                           Employment Agreements

     Employment Contracts. The Company has entered into a written employment agreement with its Chief Executive Officer, Donald E. Smith. The contract was for an initial three-year term and commenced in August, 1997, providing for a first-year salary of $60,000 (subject to certain conditions) and subsequent-year salaries to be determined by the Board of Directors of the Company. In September of 1998, the Board of Directors authorized the amendment of the employment agreement of Donald E. Smith to allow for an annual base salary of $85,000. However, Donald E. Smith did not take this increase until 2001 pursuant to a previous commitment regarding the sale of certain assets related to discontinued operations. In December of 2000 the Board of Directors authorized an increase of salary under the employment agreement to $90,000 per annum effective in 2001. The Board of Directors has extended the term of the employment agreement for successive one year terms since the expiration of the initial three year term. In 1998, the Company initiated an unfunded retirement plan in which Donald E. Smith participated. The Company terminated its retirement plan in 2002 and made distributions totaling $461,094. The employment agreement also contains provisions for severance pay and disability payments, as well as a non-compete agreement preventing him from engaging in a business deemed similar to that of the Company for a period of one year from the cessation of his employment. The Company's other officers and directors are employed by the Company pursuant to verbal agreements.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The attention of the shareholders is directed to Financial Statement Note 9 on page 25 and Financial Statement Notes 15 and 16 on page 31 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 (copies of which were mailed together with the Proxy Statements), describing in detail certain relationships and transactions involving the Company and certain officers and directors of the Company. Such matters pertain to the execution of employment agreements as described hereinabove, guarantee of the Company's
--------
14Includes  automobile  usage and life insurance  premiums.
15Company matching of 401(k) contributions.

financial obligations, and other related party transactions.

                           SECTION 16A FILINGS

     Messrs. Smith, Cooley and McDonald as well as RSTW Partners III are required to file pursuant to 16(a) of the Securities and Exchange Act of 1934, a statement of any changes in ownership of the Company's securities within 10 days after the end of any month in which a transaction took place and an annual statement of ownership of the Company's securities within 45 days after the end of the Company's fiscal year. All required filings for the annual statement of ownership on Form 5 with the Securities and Exchange Commission were made in 2003.

                          PROPOSAL TO RATIFY THE
                          ENGAGEMENT OF AUDITORS
                              (Proposal Two)

     The Company's Board of Directors has selected Grant Thornton, L.L.P., as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2003 and will ask the Shareholders to ratify that selection at the Annual Meeting. Grant Thornton L.L.P., served as the Company's independent certified accountants and auditors for the fiscal years ended December 31, 1996, 1997, 1998, 1999, 2000, 2001 and 2002. A representative of
Grant Thornton, L.L.P., is expected to attend the Annual Meeting and will be provided an opportunity to make a statement if desired, and/or to answer appropriate questions from Shareholders, if any.

     The  Board   recommends  a  vote  FOR  ratification  and  approval  of  the
appointment  of  Grant  Thornton,   LLP  as  the  Company's  independent  public
accountants and auditors for fiscal year ended December 31, 2003.

                                AUDIT FEES

     The aggregate fees of Grant Thornton, LLP billed for professional services rendered for the audit of the Company's annual financial statement and the review of the Company's quarterly financial statements for the 2002 year were $46,445.00.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION
                         FEES AND ALL OTHER FEES

     Grant Thornton LLP was not engaged nor paid to provide professional services beyond the review and audit of the Company's financial statements.

                           SHAREHOLDER PROPOSALS

     No Shareholder proposals have been submitted to the Company for consideration at the Annual Meeting. Should a Shareholder wish to present a proposal at the 2004 Annual Meeting of Shareholders, such proposal must be received by the Company at its address shown on this Proxy Statement prior to January 10, 2004. Any proposals received by that date will be reviewed by the Board to determine whether it is a proper proposal to present to the 2004 Annual Meeting.

                              VOTE REQUIRED

     A one-third (1/3) of the Company's Shares of Common Stock issued and outstanding as of April 9, 2003 shall constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the Shares represented at the Annual Meeting is required for all proposals to come before the Meeting. The Company anticipates that all proposals will be approved.

                              OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting, nor has the Board been informed that any other person intends to present any additional matter. However, if any other matters are brought before the Meeting, the proxies served in the enclosed form of proxy will vote in accordance with their judgment on such matters.

           ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS

     Copies of the Company's Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB, including consolidated financial statements for the year ended December 31, 2002, are enclosed together with the Proxy Statement. Additional copies may be obtained, upon payment of the reasonable expenses involved, by writing to the Company at its address set forth in the Proxy Statement.

                                          By Order of the Board of Directors


April 10, 2003                            /s/ Randall J.  Wood
                                          Randall J.  Wood, Secretary


YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE
ATTENTION AND RETURNING YOUR PROXY PROMPTLY WILL BE
APPRECIATED



PROXY CARD EXEMPLAR SET FORTH BELOW.

           Place an "X" in the space below to indicate your vote on each item:

1.    ELECTION OF DIRECTORS:

            NOMINEE: MARK S. COOLEY, TO SERVE A THREE YEAR TERM

            [   ]   VOTE FOR THE ELECTION OF NOMINEE UNLESS OTHERWISE INSTRUCTED
                    BELOW

            [   ]   VOTE WITHHELD FOR NOMINEE


2.    APPROVAL OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

            [   ]    FOR      [   ]   AGAINST   [   ]   ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING

            [   ]   FOR       [   ]    AGAINST  [   ]   ABSTAIN

  Please sign and date this proxy card on the reverse side and return promptly using the enclosed postage paid envelope. Alternatively, you may vote your shares electronically over the internet at www.computershare.com/us.



                            AVALON CORRECTIONAL SERVICES, INC.

             This proxy card is Solicited on Behalf of the Board of Directors

Donald E. Smith, Robert O. McDonald, Mark S. Cooley, James P. Wilson and Charles
W. Thomas, PhD., are and each of them is hereby appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of Avalon Correctional Services, Inc., to be held at The Sheraton Four Points Hotel, 6300 East Terminal Drive, Oklahoma City, Oklahoma, May 21, 2003, at 10:00 a.m. local time, and any adjournments thereof, and to vote the number of shares of common stock that the undersigned would be entitled to vote if personally represented, on all proposals coming before the Meeting, in the manner specified on any other business that may properly come before the meeting.

                              Date:______________________________________, 2003

                              _______________________________________________

                              _______________________________________________
                                                 Signature

     This Proxy must be exactly as name appears on this Proxy Card. If shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation or other legal entity, please sign full entity name, by duly authorized officer. If a partnership, please sign in full partnership name, by authorized partner or person.

     This Proxy, when executed, will be voted in the manner directed hereon by the shareholder. If no direction is made, this Proxy will be voted FOR the election of the nominee as directed and FOR all other proposals outlined in the Notice of Annual meeting of shareholders.